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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                                  FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



               Date of Report (date of earliest event reported)
                                  July 29, 1998




                       OTTAWA FINANCIAL CORPORATION
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            (Exact name of Registrant as specified in its Charter)




  Delaware                    0-24118               38-3172166
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(State or other              (Commission           (IRS Employer
 jurisdiction of              File No.)           Identification
 incorporation)                                       Number)




245 Central Avenue, Holland, Michigan                     49423
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (616) 393-7000
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                               N/A
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        (Former name or former address, if changed since last Report)
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Item  5.  Other Events
----------------------

     On July 29, 1998, the Registrant issued the attached press release announcing the declaration of a 10% stock dividend payable on August 31, 1998 to shareholders of record on August 12, 1998.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item  7.  Financial Statements, Pro Forma Financial Information
          and Exhibits
          -----------------------------------------------------

          (c)    Exhibit:

                 Exhibit 99 - Press Release dated July 29, 1998.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           OTTAWA FINANCIAL CORPORATION



Date: August 4, 1998                     By: /s/ Jon W. Swets
     --------------------------              ------------------------------
                                             Jon W. Swets
                                             Chief Financial Officer

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                                    EXHIBIT INDEX




Exhibit No.             Description
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    99                  Press Release dated July 29, 1998